EXHIBIT 99.1

WisdomTree to Transfer Listing of Common Stock to

the New York Stock Exchange and

Trade Under New Ticker Symbol “WT”

Transfer of listing and change in corporate name align with Company’s natural brand evolution and expansion

NEW YORK, October 20, 2022 — WisdomTree Investments, Inc. (NASDAQ: WETF), an exchange-traded fund (“ETF”) and exchange-traded product (“ETP”) sponsor and asset manager, today announced that it is transferring the listing of its common stock to the New York Stock Exchange (“NYSE”) from The Nasdaq Global Select Market (“Nasdaq”). WisdomTree anticipates its common stock will begin trading on the NYSE at market open on Monday, November 7, 2022, under the new ticker symbol “WT”. The Company’s common stock will continue to trade under the ticker symbol “WETF” on Nasdaq until the close of the market on Friday, November 4, 2022. The Company also will change its corporate name from WisdomTree Investments, Inc. to WisdomTree, Inc. effective November 7, 2022.

Jonathan Steinberg, WisdomTree Founder and CEO, said, “This is an important moment for WisdomTree. We are simplifying our name by dropping ‘Investments’ and expanding our image and broadening our mission by dropping ‘ETF’ from our ticker, acknowledging that WisdomTree is more than ETFs and more than investments. We have a tremendous and holistic opportunity ahead in ETFs, models, advisor solutions, digital assets and blockchain-enabled financial services, and this brand enhancement is less limiting and more reflective of WisdomTree’s natural evolution.”

Today, WisdomTree offers a broad range of ETFs and ETPs with approximately $73 billion in assets under management globally. Building on our heritage of innovation, WisdomTree is also developing next-generation digital products and structures, including digital funds and tokenized assets, as well as our blockchain-native digital wallet, WisdomTree Prime™. We are leveraging the latest financial infrastructure to create products that provide access, transparency and an enhanced user experience.

“We are pleased to list our common stock on the NYSE, a move aligned with the natural evolution and expansion of our firm as a public company,” Steinberg continued. “WisdomTree’s mission always has been to be a leader in best-structured products, making hard-to-access or hard-to-trade assets easy to access and easy to trade. As part of the NYSE ecosystem, we will be well-positioned to leverage the advantages and unique offerings of one of the world’s most prestigious trading platforms as we continue to offer a well-diversified suite of world-class ETPs and model solutions and expand into blockchain-enabled financial products and services, which we believe will continue to provide long-term value for our investors and stockholders.”

About WisdomTree

WisdomTree Investments, Inc., through its subsidiaries in the U.S. and Europe (collectively, “WisdomTree”), is an ETF and ETP sponsor and asset manager headquartered in New York. WisdomTree offers products covering equity, commodity, fixed income, leveraged and inverse, currency, cryptocurrency and alternative strategies. WisdomTree currently has approximately $73.1 billion in assets under management globally.

WisdomTree® is the marketing name for WisdomTree Investments, Inc. and its subsidiaries worldwide.

Cautionary Statement Regarding Forward-Looking Statements

This press release may contain a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about WisdomTree’s ability to successfully implement its strategy relating to digital assets and blockchain-based financial services, including WisdomTree Prime™, and achieve its objectives. These forward-looking statements are based on WisdomTree’s management’s current expectations, estimates, projections and beliefs, as well as a number of assumptions concerning future events. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside WisdomTree’s management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. Forward-looking statements included in this release speak only as of the date of this release. WisdomTree does not undertake any obligation to update its forward-looking statements to reflect events or circumstances after the date of this release except as may be required by the federal securities laws.

Contact Information

Media Relations

WisdomTree Investments, Inc.

Jessica Zaloom

+1.917.267.3735

jzaloom@wisdomtree.com / wisdomtree@fullyvested.com

Investor Relations

WisdomTree Investments, Inc.

Jeremy Campbell

+1.646.522.2602

Jeremy.Campbell@wisdomtree.com